UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2013

MOLEX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-7491	36-2369491
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2222 Wellington Court, Lisle, Illinois 60532
(Address of principal executive offices) (Zip Code)

(630) 969-4550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 9, 2013, Molex Incorporated, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Koch Industries, Inc., a Kansas corporation (“Parent”), and Koch Connectors, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly-owned subsidiary of Parent.  In accordance with the terms of the Merger Agreement, on December 9, 2013 (the “Closing Date”), the Merger was consummated.  At the effective time of the closing of the Merger (the “Effective Time”), each share of the Company’s Common Stock, par value $0.05 per share (“Common Stock”), Class A Common Stock, par value $0.05 per share (“Class A Common Stock”), and Class B Common Stock, par value $0.05 per share (“Class B Common Stock”), issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive $38.68 per share in cash, without interest (the “Per Share Merger Consideration”), which includes a payment adjustment amount equal to $0.18 as provided in the Merger Agreement.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete in all respects and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2013 and is incorporated herein by reference.

A copy of the joint press release issued by the Company and Parent on December 9, 2013 announcing the completion of the Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 9, 2013, the Company notified the NASDAQ Global Select Market (“NASDAQ”) of the completion of the Merger and requested that (i) trading of the Common Stock and Class A Common Stock on NASDAQ be suspended prior to market open on December 9, 2013 and (ii) NASDAQ file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Common Stock and Class A Common Stock.  Prior to market open on December 9, 2013, the Common Stock and Class A Common Stock, which traded under the symbols “MOLX” and “MOLXA,” respectively, ceased trading on, and are being delisted from, NASDAQ. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of the Common Stock and Class A Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

On December 5, 2013, the Company also notified the Financial Conduct Authority (“FCA”) of the impending completion of the Merger and in accordance with the FCA’s listing rules the Company requested that (i) trading of the Common Stock and Class A Common Stock on the London Stock Exchange (“LSE”) be suspended as 7:30 A.M. (Greenwich Mean Time) on December 9, 2013 and (ii) the listing of the Common Stock and Class A Common Stock on LSE be cancelled as of 8:00 A.M. (Greenwich Mean Time) on December 10, 2013.  With effect from such time, the Common Stock and Class A Common Stock, which traded under the symbols “MOL” and “MOLA,” respectively, ceased trading on the LSE and were removed from the Official List of the FCA.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01 Changes in Control of Registrant.

As a result of the Merger, a change in control of the Company occurred and the Company became an indirect wholly-owned subsidiary of Parent.  The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.  Merger Sub obtained the funds for the purchase of the stock and options in the transaction from Parent.  Parent obtained the funds that were provided to Merger Sub from Parent’s cash on hand and third party debt financing sources.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the Merger, as of the Effective Time, Michael J. Birck, Michelle L. Collins, Anirudh Dhebar, Edgar D. Jannotta, Frederick A. Krehbiel, Fred L. Krehbiel, John H. Krehbiel, Jr., David L. Landsittel, Joe W. Laymon, Donald G. Lubin, James S. Metcalf, Robert J. Potter and Martin P. Slark resigned as directors of the Company and as members of each committees of the Board of Directors on which they served immediately prior to the Effective Time.  Immediately following such resignations, Raffaele G. Fazio was appointed as a director of the Company.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, on the Closing Date, the Bylaws of the Company were amended and restated in their entirety to read substantially in the form set forth in Exhibit 2.2 to the Merger Agreement (the “Amended and Restated Bylaws”).  A copy of the Amended and Restated Bylaws is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 8.01 Other Events.

On December 9, 2013, the Company and Parent issued a joint press release in connection with the completion of the Merger.  The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger dated as of September 9, 2013, by and among Molex Incorporated, Koch Industries, Inc. and Koch Connectors, Inc. (Filed as Exhibit 2.1 to our Current Report on Form 8-K filed on September 9, 2013 (File No. 000-07491), and incorporated herein by reference)

3.1	Amended and Restated By-laws of Molex Incorporated

99.1	Joint Press Release issued by Molex Incorporated and Koch Industries, Inc. issued December 9, 2013 announcing the completion of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLEX INCORPORATED

Date: December 9, 2013

	By:	/s/ Mark R. Pacioni
Mark R. Pacioni
Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger dated as of September 9, 2013, by and among Molex Incorporated, Koch Industries, Inc. and Koch Connectors, Inc. (Filed as Exhibit 2.1 to our Current Report on Form 8-K filed on September 9, 2013 (File No. 000-07491), and incorporated herein by reference)

3.1	Amended and Restated By-laws of Molex Incorporated

99.1	Joint Press Release issued by Molex Incorporated and Koch Industries, Inc. issued December 9, 2013 announcing the completion of the Merger.